Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors.

Free Cash Flow

Free cash flow is defined as cash from operations minus Capital expenditures. Free cash flow after dividends is defined as cash from operations minus Capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including Capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net cash provided by operating activities	$9,877	$10,142	$39,151	$39,344
Less: Capital expenditures	(5,076)	(6,456)	(21,550)	(22,408)
Free Cash Flow	4,801	3,686	17,601	16,936

Less: Dividends paid	(3,008)	(2,947)	(12,038)	(11,797)
Free Cash Flow after Dividends	$1,793	$739	$5,563	$5,139
Free Cash Flow Dividend Payout Ratio	62.7%	80.0%	68.4%	69.7%

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from segment contribution. For our supplemental presentation of our combined domestic wireless operations (AT&T Mobility) and our supplemental presentation of the Mexico Wireless and Latin America operations of our International segment, EBITDA excludes depreciation and amortization from operating income.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing segment performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which segment managers are responsible and upon which we evaluate their performance. Management uses Mexico Wireless EBITDA in evaluating profitability trends after our two Mexico wireless acquisitions in 2015, and our investments in building a nationwide LTE network by end of 2018. Management uses Latin America EBITDA in evaluating the ability of our Latin America operations to generate cash to finance its own operations.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Consumer Mobility segment operating margin and our supplemental AT&T Mobility operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net Income	$19,136	$2,515	$29,847	$13,333
Additions:
Income Tax (Benefit) Expense	(20,419)	676	(14,708)	6,479
Interest Expense	1,926	1,221	6,300	4,910
Equity in Net (Income) Loss of Affiliates	(20)	(41)	128	(98)
Other (Income) Expense - Net	(264)	(123)	(618)	(277)
Depreciation and amortization	6,071	6,129	24,387	25,847
EBITDA	6,430	10,377	45,336	50,194

Total Operating Revenues	41,676	41,841	160,546	163,786
Service Revenues	36,225	37,369	145,597	148,884

EBITDA Margin	15.4%	24.8%	28.2%	30.6%
EBITDA Service Margin	17.8%	27.8%	31.1%	33.7%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
Business Solutions Segment
Segment Contribution	$3,828	$4,023	$17,150	$16,826
Additions:
Equity in Net (Income) Loss of Affiliates	1	-	1	-
Depreciation and amortization	2,354	2,264	9,326	9,832
EBITDA	6,183	6,287	26,477	26,658

Total Segment Operating Revenues	18,390	18,033	69,406	70,988

Segment Operating Income Margin	20.8%	22.3%	24.7%	23.7%
EBITDA Margin	33.6%	34.9%	38.1%	37.6%

Entertainment Group Segment
Segment Contribution	$1,063	$1,370	$5,625	$6,104
Additions:
Equity in Net (Income) Loss of Affiliates	7	(8)	30	(9)
Depreciation and amortization	1,367	1,381	5,623	5,862
EBITDA	2,437	2,743	11,278	11,957

Total Segment Operating Revenues	12,745	13,206	50,698	51,295

Segment Operating Income Margin	8.4%	10.3%	11.2%	11.9%
EBITDA Margin	19.1%	20.8%	22.2%	23.3%

Consumer Mobility Segment
Segment Contribution	$2,020	$2,185	$9,079	$9,825
Additions:
Depreciation and amortization	886	918	3,507	3,716
EBITDA	2,906	3,103	12,586	13,541

Total Segment Operating Revenues	8,273	8,419	31,552	33,200
Service Revenues	6,409	6,731	26,053	27,536

Segment Operating Income Margin	24.4%	26.0%	28.8%	29.6%
EBITDA Margin	35.1%	36.9%	39.9%	40.8%
EBITDA Service Margin	45.3%	46.1%	48.3%	49.2%

International Segment
Segment Contribution	$(9)	$(240)	$(266)	$(661)
Additions:
Equity in Net (Income) of Affiliates	(25)	(28)	(87)	(52)
Depreciation and amortization	313	298	1,218	1,166
EBITDA	279	30	865	453

Total Segment Operating Revenues	2,215	1,909	8,269	7,283

Segment Operating Income Margin	-1.5%	-14.0%	-4.3%	-9.8%
EBITDA Margin	12.6%	1.6%	10.5%	6.2%

Supplemental AT&T Mobility EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
AT&T Mobility
Operating Income	$4,253	$4,638	$20,067	$20,643
Add: Depreciation and amortization	2,028	2,048	8,027	8,292
EBITDA	6,281	6,686	28,094	28,935

Total Operating Revenues	19,228	18,750	71,349	72,821
Service Revenues	14,342	14,713	57,955	59,386

Operating Income Margin	22.1%	24.7%	28.1%	28.3%
EBITDA Margin	32.7%	35.7%	39.4%	39.7%
EBITDA Service Margin	43.8%	45.4%	48.5%	48.7%

Supplemental Latin America EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
International - Latin America
Operating Income	$135	$49	$435	$228
Add: Depreciation and amortization	207	215	849	835
EBITDA	342	264	1,284	1,063

Total Operating Revenues	1,391	1,261	5,456	4,910

Operating Income Margin	9.7%	3.9%	8.0%	4.6%
EBITDA Margin	24.6%	20.9%	23.5%	21.6%

Supplemental Mexico EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
International - Mexico
Operating Income (Loss)	$(169)	$(317)	$(788)	$(941)
Add: Depreciation and amortization	106	83	369	331
EBITDA	(63)	(234)	(419)	(610)

Total Operating Revenues	824	648	2,813	2,373

Operating Income Margin	-20.5%	-48.9%	-28.0%	-39.7%
EBITDA Margin	-7.6%	-36.1%	-14.9%	-25.7%

Adjusting Items

Adjusting items include revenues and costs we consider nonoperational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often significant impact on our fourth-quarter results, unless earlier remeasurement is required (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude can drive a change in the effective tax rate, reflect the actual tax expense or combined marginal rate of approximately 38% for transactions prior to tax reform and 25% for transactions after tax reform. Certain foreign operations with losses, where such losses are not realizable for tax purposes, are not tax effected, resulting in no tax impact for Venezuelan devaluation. For years prior to 2017, adjustments related to Mexico operations were taxed at the 30% marginal rate for Mexico.

Adjusting Items
Dollars in millions	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
Operating Revenues
Natural disaster revenue credits	$154	$10	$243	$23
Adjustments to Operating Revenues	154	10	243	23
Operating Expenses
DIRECTV and other video merger integration costs	95	259	412	754
Mexico merger integration costs	19	78	172	309
Time Warner and other merger costs	63	47	214	47
Wireless merger integration costs	-	1	-	93
Actuarial (gain) loss	1,517	1,024	1,258	1,024
Asset abandonments and impairments	2,914	361	2,914	361
Employee separation costs	177	30	445	344
Tax reform special bonus	220	-	220	-
Natural disaster costs	265	27	384	44
(Gain) loss on transfer of wireless spectrum	-	-	(181)	(714)
Venezuela devaluation	-	-	98	-
Adjustments to Operations and Support Expenses	5,270	1,827	5,936	2,262
Amortization of intangible assets	1,100	1,228	4,608	5,177
Impairments	33	29	33	29
Adjustments to Operating Expenses	6,403	3,084	10,577	7,468
Other
Merger-related interest and fees[1]	432	-	1,104	16
Debt exchange costs, (gain) loss on sale of assets, impairments and other adjustments	161	28	382	32
Adjustments to Income Before Income Taxes	7,150	3,122	12,306	7,539
Tax impact of adjustments	1,908	1,097	3,625	2,618
Tax reform	19,455	-	19,455	-
Tax-related items	-	359	(146)	359
Adjustments to Net Income	$(14,213)	$1,666	$(10,628)	$4,562
[1] Includes interest expense incurred on debt issued and interest income earned on cash held prior to the close of merger transactions, and fees to exchange DIRECTV notes.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
Operating Income	$359	$4,248	$20,949	$24,347
Adjustments to Operating Revenues	154	10	243	23
Adjustments to Operating Expenses	6,403	3,084	10,577	7,468
Adjusted Operating Income[1]	6,916	7,342	31,769	31,838

EBITDA	6,430	10,377	45,336	50,194
Adjustments to Operating Revenues	154	10	243	23
Adjustments to Operations and Support Expenses	5,270	1,827	5,936	2,262
Adjusted EBITDA[1]	11,854	12,214	51,515	52,479

Total Operating Revenues	41,676	41,841	160,546	163,786
Adjustments to Operating Revenues	154	10	243	23
Total Adjusted Operating Revenues	41,830	41,851	160,789	163,809
Service Revenues	36,225	37,369	145,597	148,884
Adjustments to Service Revenues	154	10	243	23
Adjusted Service Revenues	36,379	37,379	145,840	148,907

Operating Income Margin	0.9%	10.2%	13.0%	14.9%
Adjusted Operating Income Margin[1]	16.5%	17.5%	19.8%	19.4%
Adjusted EBITDA Margin[1]	28.3%	29.2%	32.0%	32.0%
Adjusted EBITDA Service Margin[1]	32.6%	32.7%	35.3%	35.2%

[1] Adjusted Operating Income,  Adjusted EBITDA and associated margins exclude all actuarial gains or losses ($1.3 billion loss for the year end 2017) associated with our postemployment benefit plan, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, Adjusted Operating Income and Margin reflect an expected return on plan assets of $3.5 billion (based on an average expected return on plan assets of 7.75% for our pension trust and 5.75% for our VEBA trusts), rather than the actual return on plan assets of $6.6 billion (actual pension return of 14.6% and VEBA return of 10.7%), included in the GAAP measure of income.

Adjusted Diluted EPS
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
Diluted Earnings Per Share (EPS)	$3.08	$0.39	$4.76	$2.10
Amortization of intangible assets	0.12	0.13	0.50	0.55
Merger integration items[1]	0.07	0.04	0.21	0.13
Asset abandonments, impairments and natural disasters	0.41	0.05	0.45	0.05
Actuarial (gain) loss	0.19	0.10	0.16	0.10
(Gain) loss on transfer of wireless spectrum	-	-	(0.02)	(0.07)
Other[2]	0.07	0.01	0.13	0.04
Tax reform	(3.16)	-	(3.16)	-
Tax-related items	-	(0.06)	0.02	(0.06)
Adjusted EPS	$0.78	$0.66	$3.05	$2.84
Year-over-year growth - Adjusted	18.2%		7.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,182	6,181	6,183	6,189
[1]Includes combined merger integration items and merger-related interest income and expense.
[2]Includes employee-related charges, Venezeula devaluation and debt exchange costs. 6

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. The Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by Annualized Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt. Annualized Adjusted EBITDA is calculated by annualizing the year-to-date Adjusted EBITDA.

Net Debt to Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	YTD
	2017	2017	2017	2017	2017
Adjusted EBITDA	$13,080	$13,587	$12,994	$11,854	$51,515
Add back severance	-	(60)	(208)	(177)	(445)
Net Debt Adjusted EBITDA	13,080	13,527	12,786	11,677	51,070
Annualized Adjusted EBITDA					51,070
End-of-period current debt					38,374
End-of-period long-term debt					125,972
Total End-of-Period Debt					164,346
Less: Cash and Cash Equivalents					50,498
Net Debt Balance					113,848
Annualized Net Debt to Adjusted EBITDA Ratio					2.23

Supplemental Operational Measures

We provide a supplemental discussion of our domestic wireless operations that is calculated by combining our Consumer Mobility and Business Solutions segments, and then adjusting to remove non-wireless operations. The following table presents a reconciliation of our supplemental AT&T Mobility results.

Supplemental Operational Measure
	Three Months Ended
	December 31, 2017				December 31, 2016
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$6,409	$7,933	$-	$14,342	$6,731	$7,982	$-	$14,713
Fixed strategic services	-	3,138	(3,138)	-	-	2,962	(2,962)	-
Legacy voice and data services	-	3,359	(3,359)	-	-	3,793	(3,793)	-
Other services and equipment	-	938	(938)	-	-	947	(947)	-
Wireless equipment	1,864	3,022	-	4,886	1,688	2,349	-	4,037
Total Operating Revenues	8,273	18,390	(7,435)	19,228	8,419	18,033	(7,702)	18,750

Operating Expenses
Operations and support	5,367	12,207	(4,627)	12,947	5,316	11,746	(4,998)	12,064
EBITDA	2,906	6,183	(2,808)	6,281	3,103	6,287	(2,704)	6,686
Depreciation and amortization	886	2,354	(1,212)	2,028	918	2,264	(1,134)	2,048
Total Operating Expense	6,253	14,561	(5,839)	14,975	6,234	14,010	(6,132)	14,112
Operating Income	$2,020	$3,829	$(1,596)	$4,253	$2,185	$4,023	$(1,570)	$4,638
[1] Business wireline operations reported in Business Solutions segment.

Supplemental Operational Measure
	Twelve Months Ended
	December 31, 2017				December 31, 2016
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$26,053	$31,902	$-	$57,955	$27,536	$31,850	$-	$59,386
Fixed strategic services	-	12,227	(12,227)	-	-	11,431	(11,431)	-
Legacy voice and data services	-	13,931	(13,931)	-	-	16,370	(16,370)	-
Other services and equipment	-	3,451	(3,451)	-	-	3,566	(3,566)	-
Wireless equipment	5,499	7,895	-	13,394	5,664	7,771	-	13,435
Total Operating Revenues	31,552	69,406	(29,609)	71,349	33,200	70,988	(31,367)	72,821

Operating Expenses
Operations and support	18,966	42,929	(18,640)	43,255	19,659	44,330	(20,103)	43,886
EBITDA	12,586	26,477	(10,969)	28,094	13,541	26,658	(11,264)	28,935
Depreciation and amortization	3,507	9,326	(4,806)	8,027	3,716	9,832	(5,256)	8,292
Total Operating Expense	22,473	52,255	(23,446)	51,282	23,375	54,162	(25,359)	52,178
Operating Income	$9,079	$17,151	$(6,163)	$20,067	$9,825	$16,826	$(6,008)	$20,643
[1]Business wireline operations reported in Business Solutions segment.

Supplemental International

We provide a supplemental presentation of the Latin America and Mexico Wireless operations within our International segment. The following table presents a reconciliation of our International segment.

Supplemental International
	Three Months Ended
	December 31, 2017			December 31, 2016
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$1,391	$-	$1,391	$1,261	$-	$1,261
Wireless service	-	501	501	-	477	477
Wireless equipment	-	323	323	-	171	171
Total Operating Revenues	1,391	824	2,215	1,261	648	1,909

Operating Expenses
Operations and support	1,049	887	1,936	997	882	1,879
Depreciation and amortization	207	106	313	215	83	298
Total Operating Expenses	1,256	993	2,249	1,212	965	2,177
Operating Income (Loss)	135	(169)	(34)	49	(317)	(268)
Equity in Net Income of Affiliates	25	-	25	28	-	28
Segment Contribution	$160	$(169)	$(9)	$77	$(317)	$(240)

Supplemental International
	Twelve Months Ended
	December 31, 2017			December 31, 2016
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$5,456	$-	$5,456	$4,910	$-	$4,910
Wireless service	-	2,047	2,047	-	1,905	1,905
Wireless equipment	-	766	766	-	468	468
Total Operating Revenues	5,456	2,813	8,269	4,910	2,373	7,283

Operating Expenses
Operations and support	4,172	3,232	7,404	3,847	2,983	6,830
Depreciation and amortization	849	369	1,218	835	331	1,166
Total Operating Expenses	5,021	3,601	8,622	4,682	3,314	7,996
Operating Income (Loss)	435	(788)	(353)	228	(941)	(713)
Equity in Net Income of Affiliates	87	-	87	52	-	52
Segment Contribution	$522	$(788)	$(266)	$280	$(941)	$(661)